EXHIBIT 99.1
                                                                    ------------


[LOGO] MERRILL LYNCH
CONFIRMATION OF OTC CONVERTIBLE NOTE HEDGE


DATE:          APRIL 10, 2007

TO:            CHATTEM, INC. ("COUNTERPARTY")

               ATTENTION:      Theodore K. Whitfield, Jr., General Counsel
               TELEPHONE NO.:  423-822-3625
               FACSIMILE NO.:  423-821-6423

FROM:          MERRILL LYNCH INTERNATIONAL ("MLI")

MLI REFERENCE: 078110309

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Dear Sir / Madam:

               The purpose of this letter agreement (this "CONFIRMATION") is to confirm the terms and conditions of the above-referenced transaction entered into among Counterparty, MLI and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "AGENT" or "MLPFS") on the Trade Date specified below with respect to Reference Notes (as defined below) in the principal amount of $85,000,000 and on the date hereof with respect to Reference Notes in the principal amount of $15,000,000 (the "TRANSACTION"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

               The definitions and provisions contained in the 2000 ISDA Definitions (the "SWAP DEFINITIONS") and the 2002 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS" and, together with the Swap Definitions, the "DEFINITIONS"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern, and in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Share Option Transaction" for purposes of the Equity Definitions and a "Swap Transaction" for the purposes of the Swap Definitions.

               This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation (notwithstanding anything to the contrary herein), shall be subject to, and form part of, an agreement in the 1992 form of the ISDA Master Agreement (Multicurrency Cross Border) (the "MASTER AGREEMENT" or "AGREEMENT") as if we had executed an agreement in such form (but without any Schedule, with the elections specified in the "ISDA Master Agreement" Section of this Confirmation and amended in the manner specified in Appendix B to the ISDA User's Guide to the 2002 Master Agreement to implement the "Close-out Amount") on the Trade Date. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. The parties hereby agree that the Transaction evidenced by this Confirmation shall be the only Transaction subject to and governed by the Agreement.

               The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:
--------------

Trade Date:               April 4, 2007


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Effective Date:           The date of issuance of the Reference Notes.

Option Style:             Modified American, as described under "Settlement
                          Terms" below.

Option Type:              Call

Seller:                   MLI

Buyer:                    Counterparty

Shares: The shares of common stock, without par value, of Counterparty (Security Symbol: "CHTT") or such other securities or property into which the Reference Notes are convertible on the date of determination.

Premium:                  $29,500,000

Premium Payment Date:     April 11, 2007

Exchange:                 NASDAQ Global Market

Related Exchange(s):      All Exchanges

Reference Notes:          1.625% Convertible Senior Notes of Counterparty due
                          2014 in the original amount of $100,000,000.

Note Indenture:           The indenture, dated as of closing of the issuance of
                          the Reference Notes, between Counterparty and U.S.
                          Bank, National Association, as trustee relating to the Reference Notes, as the same may be amended, modified or supplemented from time to time. Certain defined terms used herein have the meanings assigned to them in the Note Indenture.


PROCEDURES FOR EXERCISE:
------------------------

Potential Exercise Dates: Each Conversion Date.

Conversion Date:          Each "conversion date" for any Reference Note pursuant
                          to the terms of the Note Indenture (the principal amount of Reference Notes so converted, the "CONVERSION AMOUNT" with respect to such Conversion
                          Date) occurring on or before the Expiration Date.

                          If the Conversion Amount for any Conversion Date is less than the aggregate principal amount of Reference Notes then outstanding, then the terms of this Transaction shall continue to apply, subject to the terms and conditions set forth herein, with respect to the remaining outstanding principal amount of the Reference Notes.

Exercise Period:          The period from and excluding the Trade Date to and
                          including the Expiration Date.

Expiration Date:          The earliest of (i) the maturity date of the Reference
                          Notes, (ii) the first day on which none of such Reference Notes remain outstanding, whether by virtue of conversion, issuer repurchase or otherwise and
                          (iii) the occurrence of an Additional Termination
                          Event and designation of an Early Termination Date hereunder in respect of the termination of the Transaction in whole but not in part.

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Exercise Notice:          Notwithstanding anything to the contrary in the Equity
                          Definitions, in order to exercise any Options hereunder, Buyer shall provide Seller with written notice prior to 5:00 p.m. New York City time on the Exchange Business Day prior to the first Trading Day in the Conversion Reference Period (both as defined in the Note Indenture) relating to the Reference Notes converted on the relevant Conversion Date of (i) the number of Reference Notes being converted on the relevant Conversion Date, (ii) the first Trading Day in the relevant Conversion Reference Period for the Reference Notes and (iii) if any, the applicable Cash Percentage (as defined in the Note Indenture);
                          provided that with respect to Reference Notes converted during the period beginning on April 1, 2014 and ending on the business day immediately preceding the Maturity Date (as defined in the Note Indenture) of the Reference Notes, the related Exercise Notice shall be delivered prior to 5:00 p.m. New York City time on such Maturity Date (as defined in the Note Indenture); and provided further that the delivery by Buyer of an Exercise Notice after the Conversion Reference Period has commenced but prior to the close of business on the fifth Trading Day of such Conversion Reference Period shall be effective, in which case the Settlement Method shall be Net Share Settlement but without regard to subsection (ii) of the definition of Net Share Settlement and subject to adjustments to the Net Share Settlement Amount as specified below.

Seller's Telephone Number
and Telex and/or Facsimile
Number and Contact Details
for purpose of Giving
Notice:                   Address: Merrill Lynch International
                          Merrill Lynch Financial Centre
                          2 King Edward Street
                          London EC1A 1HQ
                          Attention: Manager, Fixed Income Settlements
                          Facsimile No.: +44 207 995 2004
                          Telephone No.: +44 207 995 3769

SETTLEMENT TERMS:
-----------------

Settlement Method:        Net Share Settlement or Net Cash Settlement consistent
                          with Buyer's election with respect to the Reference
                          Notes converted on the applicable Conversion Date, provided that Net Share Settlement shall apply in the event that Buyer elects to deliver any Shares in connection with the applicable Conversion Date.

Settlement Date:          Subject to the delivery of an Exercise Notice to the
                          Seller, the third (3rd) Exchange Business Day following the final Trading Day in the applicable
                          Conversion Reference Period in respect of the relevant
                          Conversion Date.

Net Share Settlement:     This paragraph shall apply where Buyer has elected to
                          deliver Shares and cash upon a conversion of Reference
                          Notes. In lieu of the obligations set forth in Sections 8.1 and 9.1 of the Equity Definitions, Seller shall deliver to Buyer on the related Settlement Date
                          (i) a number of Shares equal to the related Net Share
                          Settlement Amount, provided that in the event that the number of Shares calculated comprises any fractional
                          Share, only whole Shares shall be delivered and an amount equal to the value of such fractional Share shall be payable by Seller to Buyer in cash and (ii) an amount in cash equal to the cash amount, if any, paid by Buyer in excess of the principal amount of the applicable Reference Notes for such Conversion Date under the Note Indenture, provided that the delivery obligation set forth in clause (i) and (ii) of this paragraph shall be determined excluding any Shares or cash that Counterparty is obligated to deliver to holders of the applicable Reference Notes as a result of any

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                          adjustments to the Conversion Rate resulting from (i)
                          a discretionary adjustment to the Conversion Rate by Counterparty or (ii) an adjustment to the Conversion Rate as a result of a fundamental change or change of control as described in the Note Indenture. The provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 and 9.12 of the Equity Definitions shall apply to any delivery of Shares hereunder, provided that the Representation and Agreement in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Buyer is the issuer of the Shares.

Net Cash Settlement:      This paragraph shall apply where Buyer has elected to
                          deliver cash and not Shares upon a conversion of Reference Notes. In lieu of the obligations set forth in Section 8.1 of the Equity Definitions, on the Settlement Date Seller shall deliver to Buyer an amount in cash equal to the related Net Cash
                          Settlement Amount.

Net Share Settlement
Amount: For each Conversion Date, the number of Shares equal to the Shares delivered by Buyer for such Conversion Date under the Note Indenture, provided that if an Exercise Notice with respect to such Conversion Date has not been delivered to the Seller prior to the first Trading Day of the Conversion Reference Period applicable to such Conversion Date, the Net Share Settlement Amount for such Conversion Date shall be adjusted by the Calculation Agent to account for the reduced number of Trading Days from the delivery of the Exercise Notice to the end of the applicable Conversion Reference Period with respect to such Conversion Date. No reduction of the Net Share Settlement Amount shall reduce the Net Share Settlement Amount below zero.

Net Cash Settlement
Amount: For each Conversion Date, an amount equal to the cash delivered by the Buyer in excess of the principal amount of the applicable Reference Notes for such Conversion Date under the Note Indenture, provided that such cash amount shall be determined excluding any cash that Counterparty is obligated to deliver to holders of the applicable Reference Notes as a result of any adjustments to the Conversion Rate resulting from (i) a discretionary adjustment to the Conversion Rate by Counterparty or (ii) an adjustment to the Conversion Rate as a result of a fundamental change or change of control as described in the Note Indenture.

Delivery and Application
of Shares:                Counterparty may designate by written notice to MLI
                          that any Shares to be delivered by MLI hereunder shall be delivered to the Trustee under the Note Indenture.
                          Counterparty agrees that it will use its commercially reasonable efforts to cause the Shares delivered hereunder by MLI to be applied to satisfy
                          Counterparty's obligations to deliver Shares upon conversion of the Reference Notes.

ADJUSTMENTS:
------------

Method of Adjustment:     Calculation Agent Adjustment; PROVIDED that the terms
                          of this Transaction shall be adjusted in a manner consistent with adjustments of the Conversion Rate of the Reference Notes as provided in the Note Indenture;
                          PROVIDED FURTHER (without limitation of the provisions set forth above under "Net Share Settlement" and "Net
                          Cash Settlement Amount") that no adjustment in respect of any Potential Adjustment Event or Extraordinary
                          Event shall be made hereunder as a result of any adjustments to the Conversion Rate resulting from (i) a discretionary adjustment to the Conversion Rate by Counterparty or (ii) an adjustment to the Conversion
                          Rate as a result of a fundamental change or change of control as described in the Note Indenture.

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
Potential Adjustment
Event: Notwithstanding Section 11.2(e) of the Equity Definitions, a "Potential Adjustment Event" means, subject to the preceding paragraph, the occurrence of an event or condition that would result in an adjustment of the Conversion Rate of the Reference Notes pursuant to the Note Indenture.

EXTRAORDINARY EVENTS:
---------------------

Merger Events:            Notwithstanding Section 12.1(b) of the Equity
                          Definitions, a "Merger Event" means the occurrence of any event or condition set forth in Section 4.10 of the Note Indenture.

Consequences for Merger
Events:

      Share-for-Share:    The Transaction will be adjusted consistent with the
                          Reference Notes as provided in the Note Indenture.

      Share-for-Other:    The Transaction will be adjusted consistent with the
                          Reference Notes as provided in the Note Indenture.

      Share-for-Combined: The Transaction will be adjusted consistent with the
                          Reference Notes as provided in the Note Indenture.

Tender Offer:             Applicable, subject to "Consequences of Tender Offers"
                          below. Notwithstanding Section 12.1(d) of the Equity
                          Definitions, a "Tender Offer" means the occurrence of any event or condition set forth in Section 4.06(a)(8) of the Note Indenture.

Consequences of Tender
Offers: The Transaction will be adjusted consistent with the Reference Notes as provided in the Note Indenture.

Nationalization, Insolvency
and Delisting:            Cancellation and Payment (Calculation Agent
                          Determination), provided Buyer shall determine whether payment shall be settled in cash or Shares. In addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United
                          States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock
                          Exchange, the American Stock Exchange or the NASDAQ
                          National Market System (or their respective successors, including without limitation the NASDAQ
                          Global Market and NASDAQ Global Select Market); if the
                          Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption
Events:

      Change in Law:      Applicable; provided that Section 12.9(a)(ii) of the
                          Equity Definitions is hereby amended by replacing the phrase "will incur a materially increased cost in performing" with the following text: "has become commercially impracticable for it to perform".

      Failure to Deliver: Applicable. If there is inability in the market to deliver Shares due to illiquidity on a day that would have been a Settlement Date, then the Settlement Date shall be the first succeeding Exchange Business Day on which there is no such inability to deliver, but in no such event shall the Settlement Date be later than the date that

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
                          is two (2) Exchange Business Days immediately following what would have been the Settlement Date but for such inability to deliver.

      Insolvency Filing:  Applicable

      Hedging Disruption
      Event:              Applicable

      Increased Cost of
      Hedging:            Not Applicable

      Loss of Stock
      Borrow:             Not Applicable

      Increased Cost of
      Stock Borrow:       Not Applicable

      Hedging Party:      Seller

      Determining Party:  Seller

Non-Reliance:             Applicable

Agreements and
Acknowledgments Regarding
Hedging Activities:       Applicable

Additional
Acknowledgments:          Applicable


ADDITIONAL AGREEMENTS, REPRESENTATIONS AND COVENANTS OF BUYER, ETC.:
--------------------------------------------------------------------

1. Buyer hereby represents and warrants to Seller, on each day from the Trade Date to and including the earlier of (i) May 9, 2007 and (ii) the date by which Seller is able to initially complete a hedge of its position relating to this Transaction, that:

      a. it will effect (and cause any "affiliated purchaser" (as defined in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) to effect) any purchases, direct or indirect (including by means of any cash-settled or other derivative instrument), of Shares or any security convertible into or exchangeable or exercisable for Shares solely through Agent and in a manner that would not cause any purchases by Seller of its hedge in connection with this Transaction not to comply with Rule 10b-18.

      b. it will not engage in, or be engaged in, any "distribution," as such term is defined in Regulation M promulgated under the Exchange Act, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M (it being understood that Buyer makes no representation pursuant to this clause in respect of any action or inaction taken by Seller or any purchaser of the Reference Notes); and

      c. Buyer has publicly disclosed all material information necessary for Buyer to be able to purchase or sell Shares in compliance with applicable federal securities laws and that it has publicly disclosed all material information with respect to its condition (financial or otherwise).

2. If Buyer would be obligated to pay cash (other than payment of the Premium) to, or receive cash from, Seller pursuant to the terms of this Agreement for any reason without having had the right (other than pursuant to this paragraph (2)) to elect to receive Shares in satisfaction of such payment obligation, then Buyer may elect that such payment obligation shall be satisfied by the delivery of a number of Shares (or, if the Shares have been converted into other securities or property in connection with an Extraordinary Event, a number or amount of such other securities or property as a holder of Shares would be entitled to receive upon the consummation or closing of such Extraordinary Event) having a cash value equal to the amount of

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
      such payment obligation (such number or amount of Shares or other securities or property to be delivered to be determined by the Calculation Agent to determine the number of Shares or number or amount of such other securities or property that could be purchased or sold, as applicable, over a reasonable period of time with the cash equivalent of such payment obligation). Settlement relating to any delivery of Shares or other securities or property pursuant to this paragraph (2) shall occur within a reasonable period of time.

3. Notwithstanding any provision in the Note Indenture, this Confirmation or the Agreement to the contrary, each of the "applicable Conversion Rate" (as such term is used in the Note Indenture), the Net Share Settlement Amount, the Net Cash Settlement Amount and any other amount hereunder determined by reference to the applicable Conversion Rate shall be determined without regard to any provisions in the Note Indenture allowing Counterparty to unilaterally increase the "applicable Conversion Rate" or any adjustments resulting from a fundamental change or change of control.

4. Counterparty is not, and after giving effect to the Transaction contemplated hereby, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

5. As of the Trade Date and each date on which a payment or delivery is made by Counterparty hereunder, (i) the assets of Counterparty at their fair valuation exceed the liabilities of Counterparty, including contingent liabilities; (ii) the capital of Counterparty is adequate to conduct its business; and (iii) Counterparty has the ability to pay its debts and other obligations as such obligations mature and does not intend to, or believe that it will, incur debt or other obligations beyond its ability to pay as such obligations mature.

ADDITIONAL TERMINATION EVENTS:
------------------------------

The occurrence of any of the following shall be an Additional Termination Event for purposes of this Transaction:

1. AMENDMENT EVENT. If an Amendment Event (as defined below) occurs, MLI shall have the right to designate an Early Termination Date pursuant to
      Section 6(b) of the Agreement and, notwithstanding anything to the contrary herein, no payments shall be required under this Agreement in connection with such Amendment Event.

      "AMENDMENT EVENT" means that the Counterparty, without MLI's consent, amends, modifies, supplements or obtains a waiver of (a) any term of the
      Note Indenture (as in effect prior to such amendment, modification, supplement or waiver) or the Reference Notes relating to the principal amount, coupon, maturity, repurchase obligation of the Counterparty or redemption right of the Counterparty, (b) any material term relating to conversion of the Reference Notes (including changes to the conversion price, conversion settlement dates or conversion conditions) or (c) any term that would require consent of the holders of 100% of the principal amount of the Reference Notes to amend;

2. REPAYMENT EVENT. If a Repayment Event (as defined below) occurs, MLI shall have the right to designate an Early Termination Date pursuant to Section 6(b) of the Agreement with respect to this Transaction to the extent of the principal amount of Reference Notes that cease to be outstanding as a result of such Repayment Event and, notwithstanding anything to the contrary herein, no payments shall be required under this Agreement in connection with such Repayment Event.

      "REPAYMENT EVENT" means that (a) any Reference Notes are repurchased (whether in connection with or as a result of a change of control, howsoever defined, or for any other reason) by the Counterparty, (b) any Reference Notes are delivered to the Counterparty in exchange for delivery of any property or assets of the Counterparty or any of its subsidiaries (howsoever described), other than as a result of and in connection with a Conversion Date, (c) any principal of any of the Reference Notes is repaid prior to the Final Maturity Date (as defined in the Note Indenture) (whether following acceleration of the Reference Notes or otherwise), provided that no payments of cash made in respect of the conversion of a Reference Note shall be deemed a payment of principal under this clause
      (c), (d) any Reference Notes are exchanged by or for the benefit of the holders thereof for any other securities of the Counterparty or any of its Affiliates (or any other property, or any combination thereof) pursuant to any exchange offer or similar transaction or (e) any

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      of the Reference Notes is surrendered by Counterparty to the trustee for cancellation, other than registration of a transfer of such Reference Notes or as a result of and in connection with a Conversion Date; or

3. INITIAL PURCHASE EVENT. If an Initial Purchase Event (as defined below) occurs, this Transaction shall terminate automatically in its entirety and, notwithstanding anything to the contrary herein, only the payments specified below shall be required hereunder in connection with such Initial Purchase Event. Upon the occurrence of an Initial Purchase Event, any payments previously made hereunder, including the Premium, shall be returned to the person making such payment. In addition, Counterparty shall reimburse MLI for any costs or expenses (including market losses) relating to the unwinding of its hedging activities in connection with the Transaction (including any loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position); provided that in no event shall the amount of such reimbursement exceed $2,125,000. In the event that MLI has any realized profit resulting from its hedge positions established in connection with the Transaction (net of all costs and expenses relating or allocable thereto, including any trading costs and funding charges), MLI shall pay such amount to Counterparty. The amount of any such payment shall be determined by MLI in its sole good faith discretion, and the relevant party shall pay such amount in immediately available funds no later than the Currency Business Day following notification by MLI of its determination of such amount.

      "INITIAL PURCHASE EVENT" means that the transactions contemplated by the Securities Purchase Agreement between the Counterparty and the purchasers of the reference notes party thereto (the "PURCHASERS") dated as of April 4, 2007 relating to the purchase of the Reference Notes (the "PURCHASE AGREEMENT") shall fail to close.

STAGGERED SETTLEMENT:
---------------------

If Seller determines reasonably and in good faith that the number of Shares required to be delivered to Buyer hereunder on any Settlement Date would exceed 8.0% of all outstanding Shares, then Seller may, by notice to Buyer on or prior to such Settlement Date (a "NOMINAL SETTLEMENT DATE"), elect to deliver the Shares comprising the related Net Share Settlement Amount on two or more dates (each, a "STAGGERED SETTLEMENT DATE") or at two or more times on the Nominal Settlement Date as follows:

1. in such notice, Seller will specify to Buyer the related Staggered Settlement Dates (the first of which will be such Nominal Settlement Date and the last of which will be no later than twenty (20) Trading Days following such Nominal Settlement Date) or delivery times and how it will allocate the Shares it is required to deliver hereunder among the Staggered Settlement Dates or delivery times;

2. the aggregate number of Shares that Seller will deliver to Buyer hereunder on all such Staggered Settlement Dates or delivery times will equal the number of Shares that Seller would otherwise be required to deliver on such Nominal Settlement Date; and

3. the Net Share Settlement terms will apply on each Staggered Settlement Date, except that the Shares comprising the Net Share Settlement Amount will be allocated among such Staggered Settlement Dates or delivery times as specified by Seller in the notice referred to in clause (1) above.

Notwithstanding anything herein to the contrary, solely in connection with a Staggered Settlement Date, Seller shall be entitled to deliver Shares to Buyer from time to time prior to the date on which Seller would be obligated to deliver them to Buyer pursuant to Net Share Settlement terms set forth above, and Buyer agrees to credit all such early deliveries against Seller's obligations hereunder in the direct order in which such obligations arise. No such early delivery of Shares will accelerate or otherwise affect any of Buyer's obligations to Seller hereunder.

DISPOSITION OF HEDGE SHARES:
----------------------------

Seller intends to conduct its hedging activities in connection with the Transaction in a manner that it believes, based on its reasonable judgment, will not require Counterparty to register under the Securities Act or any state securities laws the Shares (the "HEDGE SHARES") acquired by Seller for the purpose of hedging its obligations pursuant to the

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
Transaction. In addition, Counterparty hereby agrees that if, in the reasonable judgment of Seller based on advice of counsel, the Hedge Shares cannot be sold in the U.S. public market by Seller without registration under the Securities Act, Counterparty shall, at its election: (i) in order to allow Seller to sell the Hedge Shares in a registered offering, make available to Seller an effective registration statement under the Securities Act to cover the resale of such Hedge Shares and (a) enter into an agreement, in form and substance satisfactory to Seller, substantially in the form of an underwriting agreement for a registered offering, (b) provide accountant's "comfort" letters in customary form for registered offerings of equity securities, (c) provide disclosure opinions of nationally recognized outside counsel to Counterparty reasonably acceptable to Seller, (d) provide other customary opinions, certificates and closing documents customary in form for registered offerings of equity securities and (e) afford Seller a reasonable opportunity to conduct a "due diligence" investigation with respect to Counterparty customary in scope for underwritten offerings of equity securities; PROVIDED, HOWEVER, that if Seller, in its sole reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section shall apply at the election of Counterparty; (ii) in order to allow Seller to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to Seller, including customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Seller, due diligence rights (for Seller or any designated buyer of the Hedge Shares from Seller), opinions and certificates and such other documentation as is customary for private placements agreements, all reasonably acceptable to Seller (in which case, the Calculation Agent shall make any adjustments to the terms of the Transaction that are necessary to compensate Seller for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement); or (iii) purchase the Hedge Shares from Seller at the VWAP Price on such Exchange Business Days, and in such amounts, as requested by Seller. "VWAP PRICE" means, on any Exchange Business Day, the per Share volume-weighted average price as displayed under the heading "Bloomberg VWAP" on Bloomberg page CHTT (equity) VAP (or any successor thereto) in respect of the period from 9:45 a.m. to 3:45 p.m. (New York City time) on such Exchange Business Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Exchange Business Day, as determined by the Calculation Agent using a volume-weighted method).

REPURCHASE NOTICES:
-------------------

Counterparty shall, on any day on which Counterparty effects any repurchase of Shares, promptly give Seller a written notice of such repurchase (a "REPURCHASE NOTICE") on such day if following such repurchase, the Notice Percentage as determined on such day is (i) greater than 6% and (ii) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). In the event that Counterparty fails to provide Seller with a Repurchase Notice on the day and in the manner specified in this section, then Counterparty agrees to indemnify and hold harmless Seller, its affiliates and their respective directors, officers, employees, agents and controlling persons (Seller and each such person being an "INDEMNIFIED PARTY") from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation,
Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Counterparty will reimburse any Indemnified Party for all reasonable and documented expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Counterparty) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Seller. Counterparty will not be liable under this Indemnity provision to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted from MLI's gross negligence or willful misconduct. The "NOTICE PERCENTAGE" as of any day is the fraction, expressed as a percentage, (i) the numerator of which is the sum of (A) 2,121,607 Shares and (B) the product of the number of outstanding Reference Notes and the number of Shares per Reference Note equal to the Conversion Rate (as defined in the Note Indenture) and (ii) the denominator of which is the number of Shares outstanding on such day.

COMPLIANCE WITH
SECURITIES LAWS:          Each party represents and agrees that, in connection
                          with this Transaction and all related or contemporaneous sales and purchases of Shares by either party, Buyer, or in the case of Seller, the person(s) that directly influences the specific trading decisions of Seller, has complied and will comply with the applicable provisions of the Securities Act of 1933, as amended (the "SECURITIES
                          ACT"), and the Exchange Act, and the rules and regulations each thereunder, including, without limitation, Section 9(a) of, and Rules 10b-5 and 13e and Regulation M under, the Exchange Act; provided that each party shall be entitled to rely conclusively on any information communicated by the other party concerning such other party's market activities.

                          Each party acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act by virtue of
                          Section 4(2) thereof. Accordingly, Buyer represents and warrants to Seller that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined in Regulation D as promulgated under the Securities Act and (iii) the disposition of the Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

                          Buyer further represents:

                          (a) Buyer is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares);

                          (b) Buyer acknowledges that as of the date hereof and without limiting the generality of Section 13.1 of the Equity Definitions, Seller is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 149 or 150, EITF Issue No. 00-19 (or any successor issue statements) or under FASB's Liabilities & Equity Project.

ACCOUNT DETAILS:          Account for payments
                          to Buyer:               Bank of America, N.A
                                                  Chattem, Inc.
                                                  ABA# 026009593
                                                  AIC# 002006442400

                          Account for payment
                          to Seller:              Chase Manhattan Bank, New York
                                                  ABA#: 021-000-021
                                                  FAO: ML Equity Derivatives
                                                  A/C: 066213118

                          Accounts for deliveries
                          of Shares:              To be advised

BANKRUPTCY RIGHTS:        In the event of Buyer's bankruptcy, Seller's rights in
                          connection with this Transaction shall not exceed those rights held by common shareholders. For the avoidance of doubt, the parties acknowledge and agree that Seller's rights with respect to any other claim arising from this Transaction prior to Buyer's bankruptcy shall remain in full force and effect and shall not be otherwise abridged or modified in connection herewith.

SET-OFF: Each party waives any and all rights it may have to set-off, whether arising under any agreement, applicable law or otherwise.

COLLATERAL:               None.

TRANSFER:                 Buyer shall have the right to assign its rights and
                          delegate its obligations hereunder with respect to any portion of this Transaction, subject to Seller's consent, such consent not to be unreasonably withheld;
                          provided that such assignment or transfer shall be subject to receipt by Seller of opinions and documents reasonably satisfactory to Seller and effected on terms reasonably satisfactory to the Seller with respect to any legal and regulatory requirements relevant to the Seller; provided further that Buyer shall not be released from its obligation to deliver a Exercise Notice. If, as determined in Seller's sole discretion, (i) its "beneficial ownership" (within the meaning of Section 13 of the Exchange Act and rules promulgated thereunder) could be deemed to exceed 8% of Counterparty's outstanding Shares or (ii) the quotient of (x) the product of (a) the Number of Options and (b) the Option Entitlement divided by (y) the number of Counterparty's outstanding Shares (such quotient expressed as a percentage, the "OPTION EQUITY
                          PERCENTAGE") exceeds 9%, Seller may, without Counterparty's consent, transfer or assign all or any part of its rights or obligations under this Transaction to reduce such "beneficial ownership" to 7.5% or such Option Equity Percentage to 8.5% to any third party with a rating for its (or, if applicable, its Credit Support Provider's) long term, unsecured and unsubordinated indebtedness of A- or better by Standard & Poor's Ratings Service or its successor
                          ("S&P"), or A3 or better by Moody's Investors Service
                          ("MOODY'S") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute rating agency mutually agreed by Company and Seller. If after Seller's commercially reasonable efforts, Seller is unable to effect such a transfer or assignment on pricing terms reasonably acceptable to Seller and within a time period reasonably acceptable to Seller of a sufficient number of Options to reduce (i) Seller's "beneficial ownership" (within the meaning of Section 13 of the Exchange Act and rules promulgated thereunder) to 7.5% of Counterparty's outstanding Shares or less or (ii) the Option Equity Percentage to 8.5% or less, Seller may designate any Exchange Business Day as an Early
                          Termination Date with respect to a portion (the
                          "TERMINATED PORTION") of this Transaction, such that
                          (i) its "beneficial ownership" following such partial termination will be equal to or less than 7.5% or (ii) the Option Equity Percentage following such partial termination will be equal to or less than 8.5%. In the event that Seller so designates an Early Termination
                          Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. In circumstances in which the foregoing provisions relating to Seller's right to transfer or assign its rights or obligations under the Transaction are not applicable, Seller may transfer any of its rights or delegate its obligations under this Transaction with the prior written consent of Buyer, which consent shall not be unreasonably withheld.

REGULATION:               Seller is regulated by The Securities and Futures
                          Authority Limited.

MATTERS RELATING TO AGENT:
--------------------------

1. MLPFS will be responsible for the operational aspects of the Transactions effected through it, such as record keeping, reporting, and confirming Transactions to Buyer and Seller;

2. Unless Seller is a "major U.S. institutional investor," as defined in Rule 15a-6 of the Exchange Act, neither Buyer nor Seller will contact the other without the direct involvement of MLPFS;

3. MLPFS's sole role under this Agreement and with respect to any Transaction is as an agent of Buyer and Seller on a disclosed basis and MLPFS shall have no responsibility or liability to Buyer or Seller hereunder except for gross negligence or willful misconduct in the performance of its duties as agent. MLPFS is authorized to act as agent for Buyer, but only to the extent expressly required to satisfy the requirements of Rule 15a-6 under the Exchange Act in respect of the Options described hereunder. MLPFS shall have no authority to act as agent for Buyer generally or with respect to transactions or other matters governed by this Agreement, except to the extent expressly required to satisfy the requirements of Rule 15a-6 or in accordance with express instructions from Buyer.

ISDA MASTER AGREEMENT:
----------------------

With respect to the Agreement, Seller and Counterparty each agree as follows:

"SPECIFIED ENTITY" means in relation to Seller and in relation to Counterparty for purposes of this Transaction: Not applicable.

"SPECIFIED TRANSACTION" means any transaction (whether now existing or hereinafter entered into, including any agreement with respect thereto) relating to Shares between Counterparty and Seller that qualifies as `equity' under applicable accounting rules.

The "CROSS DEFAULT" provisions of Section 5(a)(vi) of the Agreement will not apply to Seller and will not apply to Counterparty.

The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Agreement will not apply to Seller and Counterparty.

The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of the Agreement will not apply to Seller or to Counterparty.

PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the Agreement:
(i) Close-out Amount shall apply; and (ii) the Second Method shall apply.

"TERMINATION CURRENCY" means USD.

TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the Agreement, each party represents to the other party that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Agreement) to be made by it to the other party under the Agreement. In making this representation, each party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement; provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, each party makes the following representations to the other party:

      (i) MLI represents that it is a company organized under the laws of England and Wales.

      (ii) MLI represents that it is a "non-withholding foreign partnership" for United States Federal income tax purposes and each partner of MLI is a "non-U.S. branch of a foreign person" for purposes of section

      1.1441-4(a)(3)(ii) of the United States Treasury Regulations and a "foreign person" for purposes of section 1.6041-4(a)(4) of the United States Treasury Regulations.

      (iii) MLI represents that no partner of MLI is (i) a bank that has entered into this Agreement in the ordinary course of its trade or business of making loans, as described in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) a 10% shareholder of Counterparty within the meaning of Code section 871(h)(3)(B), or (iii) a controlled foreign corporation with respect to Counterparty within the meaning of Code section 881(c)(3)(C).

      (iv) Counterparty represents that it is a corporation incorporated under the laws of the state of Tennessee, U.S.A.

DELIVERY REQUIREMENTS. For the purpose of Sections 4(a)(i) and (ii) of the Agreement, each party agrees to deliver the following documents:

(a)   Tax forms, documents or certificates to be delivered are:

      MLI agrees to complete (accurately and in a manner reasonably satisfactory to Counterparty), execute, and deliver to Counterparty, United States Internal Revenue Service Form W-8 IMY and all required attachments, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by Counterparty; and (iii) promptly upon learning that any such Form previously provided by MLI has become obsolete or incorrect.

      Counterparty agrees to complete (accurately and in a manner reasonably satisfactory to MLI), execute, and deliver to MLI, United States Internal Revenue Service Form W-9 or W-8 BEN, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by MLI; and (iii) promptly upon learning that any such form(s) previously provided by Counterparty has become obsolete or incorrect.

(b)   Other documents to be delivered:

-----------------    ----------------------------------    -----------------------------    ------------------------
PARTY REQUIRED TO    DOCUMENT REQUIRED                                                      COVERED BY SECTION 3(d)
DELIVER DOCUMENT     TO BE DELIVERED                       WHEN REQUIRED                    REPRESENTATION
-----------------    ----------------------------------    -----------------------------    ------------------------
Counterparty         Evidence of the authority and true    Upon or before execution and              Yes
                     signatures of each official or        delivery of this Confirmation
                     representative signing this
                     Confirmation
-----------------    ----------------------------------    -----------------------------    ------------------------
Counterparty         Certified copy of the resolution      Upon or before execution and              Yes
                     of the Board of Directors or          delivery of this Confirmation
                     equivalent document authorizing
                     the execution and delivery of this
                     Confirmation and such other
                     certificates as Seller shall
                     reasonably request
-----------------    ----------------------------------    -----------------------------    ------------------------
Seller               Guarantee of its Credit Support       Upon or before execution and              Yes
                     Provider, substantially in the        delivery of this Confirmation
                     form of Exhibit A attached hereto,
                     together with evidence of the
                     authority and true signatures of
                     the signatories, if applicable
-----------------    ----------------------------------    -----------------------------    ------------------------

ADDITIONAL NOTICE REQUIREMENTS. Counterparty hereby agrees to promptly deliver to Seller a copy of all notices and other communications required or permitted to be given to the holders of any Reference Notes pursuant to the terms of the Note Indenture on the dates so required or permitted in the Note Indenture and all other notices given and other communications made by Counterparty in respect of the Reference Notes to holders of any Reference Notes. Counterparty further covenants to Seller that it shall promptly notify Seller of each Conversion Date, Amendment Event (including in such notice a detailed description of any such amendment) and Repayment Event (identifying in such notice the nature of such Repayment Event and the principal amount at maturity of Reference Notes being paid).

ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of the Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO SELLER FOR ALL PURPOSES:

             Address:       Merrill Lynch International
                            Merrill Lynch Financial Centre
                            2 King Edward Street
                            London EC1A 1HQ
             Attention:     Manager, Fixed Income Settlements
             Facsimile No.: 44 207 995 2004
             Telephone No.: 44 207 995 3769

Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to Counterparty's address, telephone number or facsimile number should be sent to:

             Address:       GMI Counsel
                            Merrill Lynch World Headquarters
                            4 World Financial Center
                            New York, New York 10080
             Attention:     Global Equity Derivatives
             Facsimile No.: (212) 449-6576
             Telephone No.: (212) 449-6309

ADDRESS FOR NOTICES OR COMMUNICATIONS TO COUNTERPARTY FOR ALL PURPOSES:

             Address:       Chattem, Inc.
                            1715 West 38th Street
                            Chattanooga, TN  37409
             Attention:     Theodore K. Whitfield, Jr., General Counsel
             Telephone No.: 423-822-3625
             Facsimile No.: 423-821-6423

PROCESS AGENT. For the purpose of Section 13(c) of the Agreement, Seller appoints as its Process Agent:

             Address:       Merrill Lynch, Pierce, Fenner & Smith Incorporated
                            222 Broadway, 16th Floor
                            New York, New York 10038
             Attention:     Litigation Department

             Counterparty does not appoint a Process Agent.

MULTIBRANCH PARTY. For the purpose of Section 10(c) of the Agreement: Neither Seller nor Counterparty is a Multibranch Party.

CALCULATION AGENT. The Calculation Agent is Seller, whose judgments, determinations and calculations in this Transaction and any related hedging transaction between the parties shall be made in good faith and in a commercially reasonable manner.

CREDIT SUPPORT DOCUMENT.

Seller:  Guarantee of ML & Co. in the form attached hereto as Exhibit A.

Counterparty:  Not Applicable

CREDIT SUPPORT PROVIDER.

With respect to Seller:  ML & Co.

With respect to Counterparty:  Not Applicable.

GOVERNING LAW. This Confirmation will be governed by, and construed in accordance with, the laws of the State of New York.

WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

NETTING OF PAYMENTS. The provisions of Section 2(c) of the Agreement shall not be applicable to this Transaction.

BASIC REPRESENTATIONS. Section 3(a) of the Agreement is hereby amended by the deletion of "and" at the end of Section 3(a)(iv); the substitution of a semicolon for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi), as follows:

      ELIGIBLE CONTRACT PARTICIPANT; LINE OF BUSINESS. Each party agrees and represents that it is an "eligible contract participant" as defined in
      Section 1a(12) of the U.S. Commodity Exchange Act, as amended ("CEA"), this Agreement and the Transaction thereunder are subject to individual negotiation by the parties and have not been executed or traded on a "trading facility" as defined in Section 1a(33) of the CEA, and it has entered into this Confirmation and this Transaction in connection with its business or a line of business (including financial intermediation), or the financing of its business.

ACKNOWLEDGEMENTS:

(a) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation.

(b)   The parties hereto intend for:

      (i)    this Transaction to be a "securities contract" as defined in
             Section 741(7) of Title 11 of the United States Code (the "BANKRUPTCY CODE") and a "swap agreement" as defined in Section 101(53C) of the Bankruptcy Code, qualifying for the protections, among other sections, under Section 555 and Section 560 of the Bankruptcy Code;

      (ii) a party's right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a "contractual right" as defined in the Bankruptcy Code;

      (iii) all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute "settlement payments" as defined in the Bankruptcy Code.

AMENDMENT OF SECTION 6(d)(II). Section 6(d)(ii) of the Agreement is modified by deleting the words "on the day" in the second line thereof and substituting therefore "on the day that is three Local Business Days after the day." Section 6(d)(ii) is further modified by deleting the words "two Local Business Days" in the fourth line thereof and substituting therefore "three Local Business Days."

AMENDMENT OF DEFINITION OF REFERENCE MARKET-MAKERS. The definition of "Reference Market-Makers" in Section 14 is hereby amended by adding in clause (a) after the word "credit" and before the word "and" the words "or to enter into transactions similar in nature to the Transaction."

CONSENT TO RECORDING. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation. To the extent that one party records telephone conversations (the "RECORDING PARTY") and the other party does not (the "NON-RECORDING PARTY"), the Recording Party shall in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

DISCLOSURE. Each party hereby acknowledges and agrees that Seller has authorized Counterparty to disclose this Transaction and any related hedging transaction between the parties if and to the extent that Counterparty reasonably determines (after consultation with Seller) that such disclosure is required by law or by the rules of NASDQ Global Market or any securities exchange.

SEVERABILITY. If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

AFFECTED PARTIES. For purposes of Section 6(e) of the Agreement, each party shall be deemed to be an Affected Party in connection with Illegality and any Tax Event.


                      [SIGNATURES FOLLOW ON SEPARATE PAGE]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                          Very truly yours,


                                          MERRILL LYNCH INTERNATIONAL


                                          By: /s/ William Morley
                                              --------------------------------
                                          Name:   William Morley




Confirmed as of the date first above written:

CHATTEM, INC.


By:    /s/ Theodore K. Whitfield, Jr.
    ------------------------------------
Name:  Theodore K. Whitfield, Jr.
Title: Vice President, General Counsel
       and Secretary



Acknowledged and agreed as to matters to the Agent:


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
Solely in its capacity as Agent hereunder


By: /s/ Fran Jacobsen
    ------------------------------------
Name:   Fran Jacobsen

                                                                       EXHIBIT A
                                                                       ---------


                     GUARANTEE OF MERRILL LYNCH & CO., INC.

     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware ("ML & Co."), hereby unconditionally guarantees to Chattem, Inc. (the "Company"), the due and punctual payment of any and all amounts payable by Merrill Lynch International, a company organized under the laws of England and Wales ("ML"), under the terms of the Confirmation of OTC Convertible Note Hedge between the Company and ML (ML as Seller), dated as of April 10, 2007 (the "Confirmation"), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of ML punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.'s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of ML or otherwise, all as though such payment had not been made.

     ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Confirmation; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against ML or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Confirmation. This Guarantee shall continue to be effective if ML merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

     ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of ML; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against ML.

     ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

     This Guarantee may be terminated at any time by notice by ML & Co. to the Company given in accordance with the notice provisions of the Confirmation, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect with respect to any obligation of ML under the Confirmation.

     This Guarantee becomes effective concurrent with the effectiveness of the Confirmation, according to its terms.

     IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.



                                      MERRILL LYNCH & CO., INC.



                                      By: /s/ Patricia Kropiewnicki
                                          --------------------------------------
                                          Name:  Patricia Kropiewnicki
                                          Title: Designated Signatory
                                          Date:  April 11, 2007